Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary W. Levine, certify that:

1.I have reviewed this annual report on Form 10-K/A of CSP Inc.;

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

January 5, 2018

/s/Gary W. Levine
Gary W. Levine
Chief Financial Officer